Exhibit 21
SUBSIDIARIES 1
OF
VAIL RESORTS, INC.

NAME	STATE OF INCORPORATION/ FORMATION	DOING BUSINESS AS
1016563 B.C. Ltd.	British Columbia
1089881 B.C. Ltd.	British Columbia
17402 HIDDEN VALLEY, LLC	Missouri
2006 CIMARRON, LLC	Colorado
AFFINITY SNOWSPORTS INC.	British Columbia
ALL MEDIA ASSOCIATES, INC.	California
ALL MEDIA HOLDINGS, INC.	Colorado
AQUIA PTY LTD	Australia
ARRABELLE AT VAIL SQUARE, LLC	Colorado
AUSTRALIAN ALPINE ENTERPRISES PTY LTD	Australia
AUSTRALIAN ALPINE RESERVATION CENTRES PTY LTD	Australia
AVON PARTNERS II LIMITED LIABILITY COMPANY	Colorado
BBJFLQ, INC.	Pennsylvania
BCRP, INC.	Delaware
BEAVER CREEK ASSOCIATES, INC.	Colorado	BEANO AT BEAVER CREEK HAY MEADOW AT BEAVER CREEK LATIGO AT BEAVER CREEK MCCOY PARK AT BEAVER CREEK RED TAIL AT BEAVER CREEK SPRUCE SADDLE RESTAURANT STRAWBERRY PARK AT BEAVER CREEK
BEAVER CREEK CONSULTANTS, INC.	Colorado
BEAVER CREEK FOOD SERVICES, INC.	Colorado	BACHELOR GULCH CLUB BEANO’S CABIN BEAVER CREPES AND COOKIES CANDY CABIN GUNDER’S TALONS
BLACK DIAMOND INSURANCE, INC.	Arizona
BLACKCOMB MOUNTAIN DEVELOPMENT LTD.	British Columbia
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP	British Columbia
BLACKCOMB SKIING ENTERPRISES LTD.	British Columbia
BLC OPERATORS, INC.	Pennsylvania
BOOTH CREEK SKI HOLDINGS, INC.	Delaware

BOSTON MILLS SKI RESORT, INC.	Ohio	BOSTON MILLS SKI RESORT
BOULDER VIEW TAVERN, INC.	Pennsylvania
BRANDYWINE SKI RESORT, INC.	Ohio
BRECKENRIDGE RESORT PROPERTIES, INC.	Colorado	BRECKENRIDGE RESORT PROPERTIES VAIL RESORTS PROPERTY MANAGEMENT
BRECKENRIDGE TERRACE, LLC	Colorado
CARINTHIA GROUP 1, LP	Vermont
CARINTHIA GROUP 2, LP	Vermont
CARINTHIA RESIDENTIAL PHASE 1, LP	Vermont
CARINTHIA SKI LODGE LLC	Vermont
CB COMMERCIAL PROPERTIES, LLC	Colorado
COLORADO MOUNTAIN EXPRESS, INC.	Colorado	CME
CMECOUPONS
CMECOUPONS.COM
CME DESTINATIONS WEST
CME PARTNERS
CME PREMIER COLORADO MOUNTAIN EXPRESS
DESTINATIONS WEST EPIC MOUNTAIN EXPRESS
PREMIER VIP TRANSPORTATION
RESORT EXPRESS
ROCKY MOUNTAIN ART GUIDE
ROCKY MOUNTAIN DINING GUIDE
SKIER'S CONNECTION
TRANSPORTATION MANAGEMENT
SYSTEMS
WHEELS OF FORTUNE

COLTER BAY CONVENIENCE STORE, LLC	Wyoming
COLTER BAY GENERAL STORE, LLC	Wyoming

CRESTED BUTTE, LLC	Colorado	CBMR PROPERTIES
CBMR SKI AND RIDE SCHOOL
CRESTED BUTTE RESORT
CRESTED BUTTE MOUNTAIN RESORT
CRESTED BUTTE SKI AREA
CRESTED BUTTE SKI RENTAL
CRESTED BUTTE VACATIONS
GENERAL STORE – CBMR
HALL OF FAME BAR & GRILL
ICE BAR
KIDS WORLD – CBMR
OUTPOST CBMR
PARADISE
RESORT COMMUNICATIONS
RUSTICA CBMR
TRACKERS – CBMR
WOODSTONE GRILLE
CAMP CB
CB CONFERENCE SERVICES
CBMR LIFT TICKETS
GRAND LODGE HOTEL
GRAND LODGE RETAIL
JEFE’S RESTAURANT
LODGE AT MOUNTAINEER SQUARE
LOGO’D AT CB
TEN PEAKS RESTAURANT
THIN AIR SPORTS
TREASURY CENTER RENTALS
WHITE ROOM
CB MOUNTAIN SCHOOL
ULEY’S CABIN
MOUNTAIN ADVENTURES
CBMR WHOLESALE DEPARTMENT
CRESTED BUTTE WHOLESALE
CRESTED BUTTE TRAVEL
COAL BREAKERS – CRESTED BUTTE MOUNTAIN RESORT
ELEVATION RETAIL
ATMOSPHERE
BUTTE 66
BUTTE 66 BBQ ROADHOUSE

CROTCHED MOUNTAIN PROPERTIES, LLC	New Hampshire
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.	Colorado	CRYSTAL PEAK LODGE
DELTRECS, INC.	Ohio

DTPC, LLC	Delaware
EPICSKI, INC.	Montana
EVER VAIL, LLC	Colorado
FIRST CHAIR HOUSING TRUSTEE LLC	Colorado
FLAGG RANCH COMPANY	Colorado
FROSTY LAND, INC.	New York
FOREST RIDGE HOLDINGS, INC.	Colorado
GARIBALDI LIFTS LTD.	British Columbia
GILLETT BROADCASTING, INC.	Delaware
GORE CREEK PLACE, LLC	Colorado
GRAND TETON LODGE COMPANY	Wyoming
GREAT NORTH REGIONAL CENTER, LLC	Vermont
GREATER PARK CITY COMPANY	Utah	GREATER PARK CITY CORPORATION PARK CITY MOUNTAIN RESORT
GREATER PROPERTIES, INC.	Delaware
GROS VENTRE UTILITY COMPANY	Wyoming
HEAVENLY VALLEY, LIMITED PARTNERSHIP	Nevada	BUB'S PUB
EXPEDITION KIRKWOOD
HEAVENLY MOUNTAIN RESORT
KIRKWOOD
KIRKWOOD CENTRAL RESERVATIONS
KIRKWOOD GENERAL STORE
KIRKWOOD INN
KIRKWOOD MOUNTAIN OUTFITTERS
KIRKWOOD MOUNTAIN RESORT
KIRKWOOD RESORT
KIRKWOOD SERVICE CENTER
KIRKWOOD SKI AND SUMMER RESORT
KIRKWOOD SKI RESORT
MONTE WOLFS MOUNTAIN KITCHEN
OFF THE WALL BAR AND GRILL
TIMBER CREEK

HIDDEN VALLEY GOLF AND SKI, INC.	Missouri	HIDDEN VALLEY SKI AREA
HPK, LLC	Delaware
HUNKIDORI LAND COMPANY, LLC	Colorado
HUNTER MOUNTAIN ACQUISITION, INC.	Missouri
HUNTER MOUNTAIN BASE LODGE, INC.	New York
HUNTER MOUNTAIN FESTIVALS, LTD.	New York
HUNTER MOUNTAIN RENTALS, LTD.	New York
HUNTER MOUNTAIN SKI BOWL, INC.	New York
HUNTER RESORT VACATIONS, INC.	New York
HVLP KIRKWOOD SERVICES, LLC	California

JACKSON HOLE GOLF AND TENNIS CLUB, INC.	Wyoming
JACKSON LAKE LODGE CORPORATION	Wyoming
JENNY LAKE LODGE, INC.	Wyoming
JENNY LAKE STORE, LLC	Wyoming
JFBB LQ, INC.	Pennsylvania
JFBB SKI AREAS, INC.	Missouri
JHL&S LLC	Wyoming
KEYSTONE CONFERENCE SERVICES, INC.	Colorado
KEYSTONE DEVELOPMENT SALES, INC.	Colorado
KEYSTONE FOOD AND BEVERAGE COMPANY	Colorado	9280' ALPENTOP DELI DERCUM SQUARE ICE RINK KEYSTONE CORPORATE CENTER CORPORATION KEYSTONE LODGE & SPA MINER’S CART ONE SKI HILL PLACE PIONEER CROSSING SNOW DRIFTER THE CROW'S NEST THE OVERLOOK
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY	Colorado	KEYSTONE CENTRAL RESERVATIONS KEYSTONE MOUNTAIN RESERVATIONS KEYSTONE PROPERTY MANAGEMENT
KEYSTONE/INTRAWEST, LLC	Delaware	KEYSTONE REAL ESTATE DEVELOPMENTS
KEYSTONE/INTRAWEST REAL ESTATE, LLC	Colorado
LA POSADA BEVERAGE SERVICE, LLC	Delaware
LAKE TAHOE LODGING COMPANY	Colorado	ACCOMMODATION STATION TAHOE LODGING ZALANTA
LARKSPUR RESTAURANT & BAR, LLC	Colorado
LBO HOLDING, INC.	Maine
LODGE PROPERTIES, INC.	Colorado	THE LODGE AT VAIL
LODGE REALTY, INC.	Colorado
MAD RIVER MOUNTAIN, INC.	Missouri
MHSC DP PTY LTD	Australia
MHSC HOTELS PTY LTD	Australia
MHSC PROPERTIES PTY LTD	Australia
MHSC TRANSPORTATION SERVICES PTY LTD	Australia
MOUNT HOTHAM MANAGEMENT AND RESERVATION PTY LTD	Australia
MOUNT HOTHAM SKIING COMPANY PTY LTD	Australia
MOUNTAIN THUNDER, INC.	Colorado

MT CB REAL ESTATE, LLC	Colorado
NATIONAL PARK HOSPITALITY COMPANY	Colorado
NORTHSTAR GROUP COMMERCIAL PROPERTIES, LLC	Delaware
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC	Delaware
OKEMO LIMITED LIABILITY COMPANY	Colorado	CAMP GOKEMO
JACKSON COUNTRY CLUB AT OKEMO MOUNTAIN RESORT
JACKSON GORE
JACKSON GORE AT OKEMO
JACKSON GORE COUNTRY CLUB
NEW ENGLAND’S SKI RESORT
OKEMO HEALTH CENTER
OKEMO MOUNTAIN LODGE
OKEMO MOUNTAIN LODGING BUREAU
OKEMO MOUNTAIN LODGING SERVICE
OKEMO MOUNTAIN RENTAL SHOP
OKEMO MOUNTAIN RESERVATION SERVICE
OKEMO MOUNTAIN RESORT
OKEMO MOUNTAIN RESORT PROPERTIES
OKEMO MOUNTAIN SKI RENTAL AND REPAIR SHOP
OKEMO RENTAL SERVICE
OKEMO SKI AND RIDE SCHOOL
OKEMO SPA
OKEMO SPORTS CENTER
OKEMO VALLEY GOLF ACADEMY
OKEMO VALLEY GOLF CLUB
OKEMO VALLEY GOLF COURSE
OKEMO VALLEY NORDIC CENTER
SNOW STARS
SNOW TRACKS LEARNING CENTER
SOLITUDE VILLAGE SPORTS CENTER
THE GOLF ACADEMY AT OKEMO
THE ICE HOUSE
THE MEETING HOUSE
THE OKEMO VALLEY GOLF SCHOOL
THE SPA AT OKEMO
THE SPORTS CENTER AT OKEMO
THE SPRING HOUSE
THE VILLAGE AT JACKSON GORE
WOMEN’S SKI SPREE

OKEMO MOUNTAIN FOOD AND BEVERAGE, INC.	Colorado	EPIC
JACKSON GORE INN
SIENA AT JACKSON GORE
SKY BAR
SMOKEY JOE’S GRILL
THE COLEMAN BROOK TAVERN
THE CORNER STORE AT JACKSON GORE
THE INN AT JACKSON GORE
THE SITTING BULL LOUNGE
VERMONT PIZZA AT OKEMO
WILLIE DUNN’S GRILLE

ONE RIVER RUN, LLC	Colorado
ONE SKI HILL PLACE, LLC	Colorado
PAOLI PEAKS, INC.	Missouri
PARK PROPERTIES, INC.	Delaware
PEAK TO CREEK HOLDINGS CORP.	British Columbia
PEAK TO CREEK LODGING COMPANY LTD.	British Columbia	LODGING OVATIONS
PEAK RESORTS, INC.	Missouri
PERISHER BLUE PTY LIMITED	Australia
PROPERTY MANAGEMENT ACQUISITION CORP., INC.	Tennessee	ROCKY MOUNTAIN RESORT LODGING COMPANY
RCR VAIL, LLC	Colorado	ROCKY MOUNTAIN RESIDENCES, LLC
ROCKRESORTS ARRABELLE, LLC	Colorado
ROCKRESORTS CORDILLERA LODGE COMPANY, LLC	Colorado
ROCKRESORTS COSTA RICA S.R.L.	Costa Rica
ROCKRESORTS DR, LLC	Delaware
ROCKRESORTS EQUINOX, INC.	Vermont
ROCKRESORTS HOTEL JEROME, LLC	Colorado
ROCKRESORTS INTERNATIONAL, LLC	Delaware
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY	Colorado	ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY, LLC
ROCKRESORTS JAMAICA LIMITED	Jamaica
ROCKRESORTS SKI TIP, LLC	Colorado
ROCKRESORTS (ST. LUCIA) INC.	St. Lucia
ROCKRESORTS THIRD TURTLE, LTD.	Turks & Caicos Islands
ROCKRESORTS WYOMING, LLC	Wyoming
ROCKRESORTS, LLC	Delaware
SKI LIBERTY OPERATING CORP.	Pennsylvania
SKI ROUNDTOP OPERATING CORP.	Pennsylvania
SKIINFO AS	Norway

SLIFER SMITH & FRAMPTON/VAIL ASSOCIATES REAL ESTATE, LLC	Colorado	SLIFER, SMITH & FRAMPTON REAL
ESTATE
SLIFER, SMITH & FRAMPTON/VAIL
ASSOCIATES
SLIFER, SMITH & FRAMPTON/VAIL
ASSOCIATES LLC
VAIL LIONSHEAD REAL ESTATE
BROKERS
VAIL-LIONSHEAD REAL ESTATE
BROKERS
VAIL-LIONSHEAD REAL ESTATE CO.

SOHO DEVELOPMENT, LLC	Colorado
SNH DEVELOPMENT, INC.	Missouri
SNOW CREEK, INC.	Missouri
SNOW TIME ACQUISITION, INC.	Missouri
SNOW TIME, INC.	Delaware

SSI VENTURE, INC.	Utah	ALL MOUNTAIN SPORTS
ALTERNATIVE EDGE
ANY MOUNTAIN
ASPEN SPORTS AT SNOWMASS
ASPEN SPORTS
BEAVER CREEK FLY FISHER
BEAVER CREEK SIGNATURE SHOP
BICYCLE VILLAGE OF COLORADO
BOARDER CROSS
BOARDER CROSSING
BOARDER X-ING
BOARDINGHOUSE CECILS
BOOTSIE LACY B LLC
BOULDER SKI AND BIKE
BOULDER SKI AND BIKE DEALS
BOULDER SKI DEALS
BRECKENRIDGE SPORTS
BREEZE
BREEZE SKI RENTALS
BREEZE SKI & SPORT
BUTTERBOX
BUTTERBOX RENTAL SHOP
BUYSKIS.COM
CB MOUNTAIN OUTFITTERS
COLORADO SKI AND BIKE
COLORADO SKI & GOLF
COLORADO SNOWBOARDS
COPPER MOUNTAIN SPORTS
COPPER VILLAGE SPORTS
CRESTED BUTTE RENTAL & DEMO
CENTER
DEPOT
DEPOT SKI RENTALS
EFLIN SPORTS
EPIC MOUNTAIN GEAR
EPIC MOUNTAIN RENATLS
FRISCO SPORTS
GRAND WEST OUTFITTERS

SSI VENTURE, INC. (Continued)	Colorado	GONDOLA SPORTS
GORE CREEK FLY FISHERMAN
HAPPY THOUGHTS
HEAVENLY BOULDER
HEAVENLY LAKELAND VILLAGE
HEAVENLY SPORTS
HEAVENLY SPORTS - CECILS
HEAVENLY STAGECOACH
HEAVENLY TAMARACK LODGE
HOIGAARD’S
HS GONDOLA SPORTS
KEYSTONE SPORTS
KIRKWOOD MOUNTAIN SPORTS
KIRKWOOD VILLAGE DEMOS
KIRKWOOD VILLAGE RENTALS
LAKE TAHOE RESORT HOTEL
LIONSHEAD SPORTS
LOGO’D AT GRAND LODGE
MAIN LODGE RENTAL
MAIN LODGE RETAIL
MAIN STREET OUTLET
MID MOUNTAIN RETAIL SHOP
MAX SNOWBOARD
MINE CHILDREN’S
MOUNTAIN BASICS
MOUNTAIN SPORTS OUTLET
MOUNTAINSPORT TELLURIDE
MOUNTAIN ADVENTURE CENTER
NORTHSTAR ADVENTURE CENTER
NORTHSTAR LOGO
NORTHSTAR LOGO COMPANY
NORTHSTAR ON MTN DEMOS
NORTHSTAR SPORTS
ONE TRACK MIND
PARK CITY MOUNTAIN SPORTS
PEAK SPORTS
PERFORMANCE SKI & BOARD DEMO RENTBOARDS.COM
RENTSKIS.COM
RENTSKIS GOLDRITZ RENTAL SHOP
RIVER RUN SPORTSROCKY MOUNTAIN EYES AND TEES
ROCKY MOUNTAIN EYES AND T'S

SSI VENTURE, INC. (Continued)	Colorado
ROCKY MOUNTAIN EYEWEAR
ROCKY MOUNTAIN EYEWEAR LTD.
SAN MIGUEL ANGLERS
SKI & BOARD RENTAL SHOP
SKI DEPOT
SKI DEPOT RENTALS
SKI DEPOT SPORTS
SNOWMASS SPORT STALKER
SPECIALTY SPORTS NETWORK
SPECIALTY SPORTS VENTURE
STEAMBOAT SPORTS
TAYLOR CREEK
TAYLOR CREEK ANGLING SERVICES
TAYLOR CREEK FLY SHOPS
TAYLOR CREEK SPORTS
TELLURIDE ADVENTURES
TELLURIDE MOUNTAIN BIKE HEADQUARTERS LLC
TELLURIDE MOUNTAINCRAFT LLC
TELLURIDE SPORTS
TEN MILE SPORTS
THE BOARDING HOUSE
THE DEPOT
THE SKI DOCTOR
TIMBER CREEK KW RETAIL\RENTAL
TRUE NORTH
VAIL FISHING GUIDES
VAIL FLY-FISHING
VAIL FLY-FISHING OUTFITTERS
VAIL RESORTS RETAIL
VAIL SPORTS
VAIL SPORTS KIDS
WINTER PARK SKI RENTALS
WINTER PARK SKI SWAP
ZEPHYR LODGE NORTHSTAR

SSV HOLDINGS, INC.	Colorado	NEVE SPORTS
SSV ONLINE LLC	Wisconsin	OUTDOOR OUTLET
SSV ONLINE HOLDINGS, INC.	Colorado
STAGECOACH DEVELOPMENT, LLC	Nevada
STAMPEDE CANTEEN, LLC	Wyoming
SUMMIT SKI LIMITED	British Columbia
SYCAMORE LAKE, INC.	Ohio	ALPINE VALLEY
TCRM COMPANY	Delaware
TENDERFOOT SEASONAL HOUSING, LLC	Colorado
TETON HOSPITALITY SERVICES, INC.	Wyoming
THE CANYONS GOLF CLUB, LLC	Colorado
THE CHALETS AT THE LODGE AT VAIL, LLC	Colorado	THE LODGE AT VAIL CHALETS

THE SUNAPEE DIFFERENCE LLC	New Hampshire	MOUNT SUNAPEE CUTTING EDGE LEARNING CENTER
MOUNT SUNAPEE CUTTING EDGE SKI SCHOOL
MOUNT SUNAPEE LODGING BUREAU
MOUNT SUNAPEE LODGING SERVICE
MOUNT SUNAPEE NEW HAMPSHIRE’S RESORT
MOUNT SUNAPEE RENTAL SHOP
MOUNT SUNAPEE RESERVATION BUREAU MOUNT SUNAPEE RESERVATION SERVICE
MOUNT SUNAPEE RESORT
MOUNT SUNAPEE SKI AND SNOWBOARD SHOP
MOUNT SUNAPEE SKI AREA
MOUNT SUNAPEE SKI RENTALS
MOUNT SUNAPEE SKI SHOP
MOUNT SUNAPEE SNOWSPORTS SHOP
NEW HAMPSHIRE’S BEST CORDUROY
SNOW PROS
VILLAGE AT MOUNT SUNAPEE
WHISK AROUND THE MOUNTAIN

THE VAIL CORPORATION	Colorado	ARROWHEAD ALPINE CLUB
ASPEN GROVE
AVAIL ADVENTURE OUTFITTERS, LTD.
BACHELOR GULCH CLUB
BACHELOR GULCH
BEAVER CREEK CLUB
BEAVER CREEK RESORT
PASSPORT CLUB
PRATER LANE PLAY SCHOOL
RED SKY GOLF CLUB
RED SKY GOLF CLUB GUEST CLUBHOUSE
PRO SHOP
RED SKY GOLF CLUB MEMBER PRO SHOP
THE ARRABELLE CLUB
THE OSPREY AT BEAVER CREEK
THE PASSPORT CLUBHOUSE AT GOLDEN
PEAK
THE YOUNGER GENERATION
VAIL ASSOCIATES, INC.
VAIL CONSULTANTS
VAIL MOUNTAIN
VAIL MOUNTAIN HIKING CENTER
VAIL RESORTS MANAGEMENT COMPANY
VAIL SNOWBOARD SUPPLY

THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.	Tennessee	BRECKENRIDGE MOUNTAIN LODGE MAGGIE CAFETERIA MOUNTAIN THUNDER PROPERTY MANAGEMENT COMPANY ROCKY MOUNTAIN RESORT LODGING THE VILLAGE AT BRECKENRIDGE THE VILLAGE AT BRECKENRIDGE RESORT VILLAGE PUB
TRIMONT LAND COMPANY	California	NORTHSTAR AT TAHOE RESORT NORTHSTAR CALIFORNIA
TRIPLE PEAKS, LLC	Colorado
VAIL ASSOCIATES HOLDINGS, LTD.	Colorado
VAIL ASSOCIATES INVESTMENTS, INC.	Colorado	WARREN LAKES VENTURE, LTD.
VAIL ASSOCIATES REAL ESTATE, INC.	Colorado
VAIL FOOD SERVICES, INC.	Colorado	BISTRO 14
EXTRA EXTRA
FOX HOLLOW GOLF COURSE CLUBHOUSE
GOLDEN PEAK GRILL
GOLDEN PEAK RESTAURANT AND
CANTINA
IN THE DOG HAUS
ONE ELK RESTAURANT
RIPPEROO’S CORNER CAFÉ
SALSA'S
THE LIONS DEN BAR & GRILL
TWO ELK RESTAURANT
VAIL MOUNTAIN DINING COMPANY
WAFFLE WAY
WILDWOOD EXPRESS
WILDWOOD SMOKEHOUSE

VAIL HOLDINGS FINANCE B.V.	Netherlands

VAIL HOLDINGS, INC.	Colorado	APRÉS LOUNGE
AVON AT BEAVER CREEK.
AVON-VAIL COMPANY
BEAVER CREEK ADVERTISING AGENCY
BEAVER CREEK EQUESTRIAN CENTER
BEAVER CREEK GOLF AND TENNIS CLUB
BEAVER CREEK GOLF CLUB BAR & GRILL
BEAVER CREEK GOLF CLUB
BEAVER CREEK GUIDES
BEAVER CREEK JEEP GUIDES
BEAVER CREEK SKI PATROL
BEAVER CREEK SKI RENTAL
BEAVER CREEK SKI REPAIR
BEAVER CREEK SKI RESORT
BEAVER CREEK SKI SCHOOL
BEAVER CREEK SKI SERVICE
BEAVER CREEK SKI SHOPS
BEAVER CREEK SPORTING GOODS
BEAVER CREEK SPORT SHOP
BEAVER CREEK SPORTS
BEAVER CREEK TENNIS CLUB
BEAVER CREEK VACATION RESORT
EAGLE RESIDENCES
GAME CREEK CLUB
LODGE AT BEAVER CREEK
PLAZA LODGE AT BEAVER CREEK
THE ENCLAVE RESTAURANT
THE INN AT BEAVER CREEK
TRAIL'S END BAR
VAIL ASSOCIATES DEVELOPMENT
CORPORATION
VAIL/BEAVER CREEK CENTRAL
RESERVATIONS
VAIL-BEAVER CREEK COMPANY
VAIL BEAVER CREEK REAL ESTATE
VAIL MOUNTAIN CLUB
VAIL MOUNTAIN RESORT
VAIL MOUNTAIN RESORT AND
CONFERENCE CENTER
VAIL PRODUCTIONS
WILDWOOD SHELTER

VAIL HOTEL MANAGEMENT COMPANY, LLC	Colorado
VAIL RESORTS DEVELOPMENT COMPANY	Colorado	VAIL ASSOCIATES REAL ESTATE GROUP
VAIL RESORTS LODGING COMPANY	Delaware	PARK CITY RENTAL MANAGEMENT COMPANY VAIL RESORTS HOSPITALITY
VAIL RR, INC.	Colorado

VAIL SUMMIT RESORTS, INC.	Colorado	BEAVER CREEK VILLAGE TRAVEL
BRECKENRIDGE HOSPITALITY
BRECKENRIDGE LODGING & HOSPITALITY
BRECKENRIDGE MOUNTAIN RESORT
BRECKENRIDGE PROPERTY MANAGEMENT
BRECKENRIDGE SKI RESORT
BRECKENRIDGE SKI RESORT
CORPORATION
COLORADO VACATIONS
KEYSTONE CONFERENCE CENTER KEYSTONE LODGE & SPA
KEYSTONE LODGING AND HOSPITALITY
KEYSTONE RESORT
KEYSTONE STABLES
KEYSTONE TRAVEL
RESERVATIONS FOR THE SUMMIT
ROCKY MOUNTAIN RESORT
RESERVATIONS
ROCKY MOUNTAIN RESORTVACATIONS
ROCKY MOUNTAIN SKI CONSOLIDATORS
VAIL/BEAVER CREEK CENTRAL
RESERVATIONS
VAIL/BEAVER CREEK RESERVATIONS
VAIL/BEAVER CREEK TRAVEL

VAIL TRADEMARKS, INC.	Colorado	VAIL RESORTS TRADEMARKS
VAIL/ARROWHEAD, INC.	Colorado
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.	Colorado	ARROWHEAD PROPERTY MANAGEMENT COMPANY BACHELOR GULCH PROPERTY MANAGEMENT COMPANY BEAVER CREEK RESORT PROPERTIES BEAVER CREEK TENNIS CENTER TRAPPER'S CABIN VAIL PROPERTY MANAGEMENT
VAMHC, INC.	Colorado
VR ACQUISITION, INC.	California
VR AUSTRALIA HOLDINGS PTY LTD	Australia

VR CPC HOLDINGS, INC.	Delaware	CANYONS GOLF COURSE BEVERAGE
CARTS
CANYONS RESORT
COBRA DOG SHACK
KRISTI’S COFFEE CAFÉ
LEGACY LODGE
LEGACY SPORTS
LEGENDS AT THE RESORT
MID MOUNTAIN
MINER'S CAMP RESTAURANT
PARK CITY MOUNTAIN RESORT
PARK CITY MOUNTAIN
PARK CITY RESORT
SNOW HUT
SUMMIT HOUSE
THE CANYONS
PARK CITY RESORT

VR CPC SERVICES, LLC	Delaware
VR HEAVENLY CONCESSIONS, INC.	California
VR HEAVENLY I, INC.	Colorado
VR HEAVENLY II, INC.	Colorado
VR HOLDINGS, INC.	Colorado
VR NE HOLDINGS, LLC	Delaware	JACKSON COUNTRY CLUB
JACKSON GORE AT OKEMO MOUNTAIN
RESORT
JACKSON GORE LODGE
JACKSON GORE RENTALS
JACKSON GORE RESERVATIONS
JACKSON GORE VACATION CLUB
JACKSON GORE VACATIONS
JACKSON GORE VILLAGE
JACKSON GORE VILLAGE LODGING
SERVICE
JACKSON GORE VILLAGE RENTALS
JACKSON GORE VILLAGE SPORT AND
FITNESS CENTER

VR NW HOLDINGS, INC.	Delaware
VR US HOLDINGS, INC.	Delaware	AFTON ALPS AFTON ALPS RESORT BRUHN’S MT. BRIGHTON MT. BRIGHTON RESORT ONE CREEK MOUNTAIN GRILL SKI HILL GRILL THE TRUCK

VR US HOLDINGS II, LLC	Delaware	STOWE MOUNTAIN RESORT
ADVENTURE CENTER
CLIFF HOUSE RESTAURANT
CUBS CHILD CARE
GONDOLA CAFÉ
LODGE AT MT. MANSFIELD
LODGE AT STOWE MOUNTAIN RESORT
MIDWAY CAFÉ
MT. MANSFIELD BASELODGE
MT. MANSFIELD SKI PATROL
OCTAGON CAFETERIA
SMUGGLERS DEN
SPRUCE BASE CAMP
SPURCE CAMP BASE LODGE
SPRUCE CAMP
SPRUCE LODGET AT MT. MANSFIELD
STOWE ADVENTURE CENTER
STOWE BASE CAMP
STOWE CUBS DAYCARE
THE CANTEEN RESTAURANT
THE FIRESIDE TAVERN
THE INN AT THE MOUNTAIN
THE OCTAGON
TOLL HOUSE CONFERENCE CENTER
TREETOP ADVENTURE
ZIPTOUR ADVENTURE

VR WM HOLDINGS, LLC	Delaware	WILMOT MOUNTAIN RESORT
VRV AUSTRALIA PTY LTD	Australia
WB LAND INC.	British Columbia
WB LAND (CREEKSIDE SNOW SCHOOL) INC.	British Columbia
WB/T DEVELOPMENT LTD.	British Columbia
WC ACQUISITION CORP.	New Hampshire
WEST LAKE WATER PROJECT, LLC	Vermont
WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED	British Columbia
WHISTLER ALPINE CLUB INC.	British Columbia
WHISTLER BLACKCOMB EMPLOYMENT CORP.	British Columbia
WHISTLER BLACKCOMB HOLDINGS INC. (f/k/a 1068877 BC Ltd.)	British Columbia
WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD.	British Columbia
WHISTLER BLACKCOMB GENERAL PARTNER LTD.	British Columbia
WHISTLER HELI-SKIING LTD.	British Columbia
WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP	British Columbia
WHISTLER SKI SCHOOL LTD.	British Columbia
WHITETAIL MOUNTAIN OPERATING CORP.	Pennsylvania

1Includes only those entities owned 50% or greater.